                                                As filed pursuant to Rule 497
                                                under the Securities Act of 1933
                                                Registration No. 333-55740



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

                            VARIABLE SEPARATE ACCOUNT
                               SUPPLEMENT TO THE:
                   POLARISAMERICA VARIABLE ANNUITY PROSPECTUS
                                  (B-2468-PRO)
                                DATED MAY 2, 2005
--------------------------------------------------------------------------------

        This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. Retain it with your prospectus for future reference.

        The purpose of this supplement is to notify you of a proposal to substitute shares of the International Growth and Income Portfolio (the "Replacement Portfolio") of the SunAmerica Series Trust for shares of the Nations International Value Portfolio (the "Replaced Portfolio") of Nations Separate Account Trust (the "Substitution"). AIG SunAmerica Life Assurance Company ("AIG SunAmerica") has recently filed an application with the Securities and Exchange Commission (the "Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable insurance authorities, AIG SunAmerica and Variable Separate Account propose to effect the Substitution as soon as is practicable. It is anticipated that the Substitution will occur by the 9th of December, 2005. As of September 30, 2002, the Replaced Portfolio has not been accepting investments from current or prospective investors. AIG SunAmerica filed the application with the Commission as soon as was practicable after receiving notification from Nations Separate Account Trust that the Replaced Portfolio was going to be liquidated.

        You will receive a Notice within five (5) days after the Substitution stating that the Substitution has taken place and detailing the transactions affecting you. For a period of at least thirty (30) days from the mailing of the Notice, you may transfer all assets, as substituted, to any other available Variable Portfolio or Fixed Account without limit or charge and without that transfer being counted against any limit on free transfers under your Contract.

Dated: July 26, 2005

                Please keep this Supplement with your Prospectus
                                   Page 1 of 1